Exhibit 99.1

December 21, 2021
FOR IMMEDIATE RELEASE

BlackBerry Reports Third Quarter Fiscal Year 2022 Results
Delivers sequential billings and revenue growth, beating revenue expectations for both IoT and Cybersecurity business units
•Total company revenue of $184 million.
•IoT revenue of $43 million.
•Cybersecurity revenue of $128 million.
•Licensing & Other revenue of $13 million.
•Non-GAAP breakeven earnings per basic and diluted share; Basic GAAP profit per share of $0.13 and diluted GAAP loss per share of $0.05.

Waterloo, Ontario - BlackBerry Limited (NYSE: BB; TSX: BB) today reported financial results for the three months ended November 30, 2021 (all figures in U.S. dollars and U.S. GAAP, except where otherwise indicated).

“This quarter BlackBerry delivered solid sequential billings and revenue growth for both the IoT and Cybersecurity businesses, beating expectations for the second consecutive quarter. We also beat expectations on earnings, despite the ongoing investment to drive future top line growth,” said John Chen, Executive Chairman & CEO, BlackBerry. “In IoT our QNX business achieved a quarterly record for design-related revenues, performing stronger than expected despite ongoing industry supply chain headwinds. On the Cybersecurity front we saw further traction for our recent unified endpoint security product launches with additional head-to-head wins against other next-gen players. I am excited about how the current organization is executing to take advantage of the market opportunities.”

Third Quarter Fiscal 2022 Financial Highlights
•Total company revenue for the third quarter of fiscal 2022 was $184 million.
•Total company non-GAAP and GAAP gross margin was 64%.
•IoT revenue for the third quarter of fiscal 2022 was $43 million, with gross margin of 81% and ARR of $91 million.
•Cybersecurity revenue for the third quarter of fiscal 2022 was $128 million, with gross margin of 59% and ARR of $358 million.
•Licensing and Other revenue for the third quarter of fiscal 2022 was $13 million, beating expectations. Gross margin was 54%.
•Non-GAAP operating loss was $24 million. GAAP operating profit was $51 million.
•Non-GAAP breakeven earnings per share (basic and diluted). Basic GAAP profit per share was $0.13 and diluted GAAP loss per share was $0.05.

•Total cash, cash equivalents, short-term and long-term investments were $772 million.
•Total net cash position was $407 million.
•Net cash used by operating activities was $19 million.

Business Highlights & Strategic Announcements
IoT:
•BMW Group enters multi-year agreement to use BlackBerry QNX® technology to develop SAE Level 2/2+ driving automation functions in multiple makes and models across the BMW group.
•Google and Qualcomm join forces with BlackBerry QNX to reduce developer friction and time to market when virtualizing Android Automotive OS alongside safety critical applications on the QNX® Hypervisor.
•Mahindra and Mahindra, the third largest automaker in India, selects the QNX Real Time Operating System (RTOS) and Hypervisor to power the cockpit domain controller for their next-generation SUV.
•BlackBerry IVY™ early access version is released in October 2021, in line with product roadmap.
•Zuora, a leading provider of software that enables companies to harness subscription revenue from online applications, joins the BlackBerry IVY advisory council.
Cybersecurity:
•Exabeam, the leading next-gen SIEM provider, partners with BlackBerry to greatly expand access to telemetry data from 100’s of network devices as part of its enhanced BlackBerry® Guard managed extended detection and response (XDR) service.
•Okta and BlackBerry announce a comprehensive partnership to deliver both seamless identity and access capabilities while using BlackBerry UEM® endpoint management, as well as integrating Okta’s telemetry data into BlackBerry’s XDR platform.
•Mimecast, Stellar Cyber and XM Cyber, also join the expanding BlackBerry XDR ecosystem.
•BlackBerry Guard 2.0 managed services offering (MDR) expands to provide customers with 24/7 management of BlackBerry® Protect Mobile, BlackBerry® Gateway and BlackBerry® Persona.
•BlackBerry’s leading prevention-first cybersecurity technology prevents high-profile malware and ransomware including DanaBot, Raccoon Infostealer, SquirrelWaffle, Jennlog Loader, and more.
•SE Labs, a leader in independent cybersecurity research, ranks BlackBerry as the best new endpoint security offering of 2021.

Outlook
BlackBerry will provide fourth fiscal quarter 2022 outlook in connection with the quarterly earnings announcement on its earnings conference call. The earnings call transcript will be made available on our website and on SEDAR.

Use of Non-GAAP Financial Measures
The tables at the end of this press release include a reconciliation of the non-GAAP financial measures used by the company to comparable U.S. GAAP measures and an explanation of why the company uses them.

Conference Call and Webcast
A conference call and live webcast will be held today beginning at 5:30 p.m. ET, which can be accessed by dialing +1 (877) 682-6267 or by logging on at BlackBerry.com/Investors.
A replay of the conference call will also be available at approximately 8:30 p.m. ET by dialing +1 (800) 585-8367 and entering Conference ID #2154299 and at the link above.

About BlackBerry
BlackBerry (NYSE: BB; TSX: BB) provides intelligent security software and services to enterprises and governments around the world. The company secures more than 500M endpoints including more than 195M vehicles. Based in Waterloo, Ontario, the company leverages AI and machine learning to deliver innovative solutions in the areas of cybersecurity, safety and data privacy, and is a leader in the areas of endpoint security, endpoint management, encryption, and embedded systems. BlackBerry’s vision is clear - to secure a connected future you can trust.

BlackBerry. Intelligent Security. Everywhere.
For more information, visit BlackBerry.com and follow @BlackBerry.

Investor Contact:
BlackBerry Investor Relations
+1 (519) 888-7465
investor_relations@blackberry.com

Media Contact:
BlackBerry Media Relations
+1 (519) 597-7273
mediarelations@blackberry.com

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This news release contains forward-looking statements within the meaning of certain securities laws, including under the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws, including statements regarding BlackBerry’s plans, strategies and objectives including its expectations with respect to increasing and enhancing its product and service offerings.

The words “expect”, “anticipate”, “estimate”, “may”, “will”, “should”, “could”, “intend”, “believe”, “target”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by BlackBerry in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that BlackBerry believes are appropriate in the circumstances, including but not limited to, BlackBerry’s expectations regarding its business, strategy, opportunities and prospects, the launch of new products and services, general economic conditions, the ongoing COVID-19 pandemic, competition, and BlackBerry’s expectations regarding its financial performance. Many factors could cause BlackBerry’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, risks related to the following factors: BlackBerry’s ability to enhance, develop, introduce or monetize products and services for the enterprise market in a timely manner with competitive pricing, features and performance; BlackBerry’s ability to maintain or expand its customer base for its software and services offerings to grow revenue or achieve sustained profitability; the intense competition faced by BlackBerry; the occurrence or perception of a breach of BlackBerry’s network cybersecurity measures, or an inappropriate disclosure of confidential or personal information; the failure or perceived failure of BlackBerry’s solutions to detect or prevent security vulnerabilities; the impact of the COVID-19 pandemic; BlackBerry’s continuing ability to attract new personnel, retain existing key personnel and manage its staffing effectively; BlackBerry’s dependence on its relationships with resellers and channel partners; litigation against BlackBerry; network disruptions or other business interruptions; BlackBerry’s ability to foster an ecosystem of third-party application developers; BlackBerry’s products and services being dependent upon interoperability with rapidly changing systems provided by third parties; BlackBerry’s ability to obtain rights to use third-party software and its use of open source software; failure to protect BlackBerry’s intellectual property and to earn expected revenues from intellectual property rights; BlackBerry being found to have infringed on the intellectual property rights of others; the substantial asset risk faced by BlackBerry, including the potential for charges related to its long-lived assets and goodwill; BlackBerry’s indebtedness; tax provision changes, the adoption of new tax legislation or exposure to additional tax liabilities; the use and management of user data and personal information; government regulations applicable to BlackBerry’s products and services, including products containing encryption capabilities; the failure of BlackBerry’s suppliers, subcontractors, channel partners and representatives to use acceptable ethical business practices or comply with applicable laws; regulations regarding health and safety, hazardous materials usage and conflict minerals; acquisitions, divestitures and other business initiatives; foreign operations, including fluctuations in foreign currencies; the fluctuation of BlackBerry’s quarterly revenue and operating results; the volatility of the market price of BlackBerry’s common shares; adverse economic, geopolitical and environmental conditions.

These risk factors and others relating to BlackBerry are discussed in greater detail in BlackBerry’s Annual Report on Form 10-K and the “Cautionary Note Regarding Forward-Looking Statements” section of BlackBerry’s MD&A (copies of which filings may be obtained at www.sedar.com or www.sec.gov). All of these factors should be considered carefully, and readers should not place undue reliance on BlackBerry’s forward-looking statements. Any statements that are forward-looking statements are intended to enable BlackBerry’s shareholders to view the anticipated performance and prospects of BlackBerry from management’s perspective at the time such statements are made, and they are subject to the risks that are inherent in all forward-looking statements, as described above, as well as difficulties in forecasting BlackBerry’s financial results and performance for future periods, particularly over longer periods, given changes in technology and BlackBerry’s business strategy, evolving industry standards, intense competition and short product life cycles that characterize the industries in which BlackBerry operates. BlackBerry has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions except share and per share amounts) (unaudited)

Consolidated Statements of Operations

	Three Months Ended			Nine Months Ended
	November 30, 2021	August 31, 2021	November 30, 2020	November 30, 2021	November 30, 2020
Revenue	$184	$175	$218	$533	$683
Cost of sales	67	63	69	190	192
Gross margin	117	112	149	343	491
Gross margin %	63.6%	64.0%	68.3%	64.4%	71.9%
Operating expenses
Research and development	57	58	53	172	167
Selling, marketing and administration	77	83	83	233	252
Amortization	42	45	45	133	137
Impairment of goodwill	—	—	—	—	594
Impairment of long-lived assets	—	—	—	—	21
Debentures fair value adjustment	(110)	67	95	(47)	114
	66	253	276	491	1,285
Operating income (loss)	51	(141)	(127)	(148)	(794)
Investment income (loss), net	25	(1)	(1)	22	(6)
Income (loss) before income taxes	76	(142)	(128)	(126)	(800)
Provision for (recovery of) income taxes	2	2	2	6	(11)
Net income (loss)	$74	$(144)	$(130)	$(132)	$(789)
Earnings (loss) per share
Basic	$0.13	$(0.25)	$(0.23)	$(0.23)	$(1.41)
Diluted	$(0.05)	$(0.25)	$(0.23)	$(0.28)	$(1.41)

Weighted-average number of common shares outstanding (000s)
Basic	571,138	568,082	562,443	568,877	559,732
Diluted	631,971	568,082	562,443	629,710	559,732
Total common shares outstanding (000s)	573,667	566,995	562,016	573,667	562,016

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)

Consolidated Balance Sheets

	As at
	November 30, 2021	February 28, 2021
Assets
Current
Cash and cash equivalents	$271	$214
Short-term investments	442	525
Accounts receivable, net of allowance of $5 and $10, respectively	138	182
Other receivables	17	25
Income taxes receivable	9	10
Other current assets	52	50
	929	1,006
Restricted cash equivalents and restricted short-term investments	29	28
Long-term investments	30	37
Other long-term assets	8	16
Operating lease right-of-use assets, net	54	63
Property, plant and equipment, net	42	48
Goodwill	845	849
Intangible assets, net	662	771
	$2,599	$2,818
Liabilities
Current
Accounts payable	$26	$20
Accrued liabilities	178	178
Income taxes payable	11	6
Deferred revenue, current	194	225
	409	429
Deferred revenue, non-current	41	69
Operating lease liabilities	73	90
Other long-term liabilities	4	6
Long-term debentures	673	720
	1,200	1,314
Shareholders’ equity
Capital stock and additional paid-in capital	2,857	2,823
Deficit	(1,438)	(1,306)
Accumulated other comprehensive loss	(20)	(13)
	1,399	1,504
	$2,599	$2,818

BlackBerry Limited
Incorporated under the Laws of Ontario
(United States dollars, in millions) (unaudited)
Consolidated Statements of Cash Flows

	Nine Months Ended
	November 30, 2021	November 30, 2020
Cash flows from operating activities
Net loss	$(132)	$(789)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization	142	149
Stock-based compensation	25	33
Gain on sale of investment	(22)	—
Impairment of goodwill	—	594
Impairment of long-lived assets	—	21
Debentures fair value adjustment	(47)	114
Operating leases	(12)	(4)
Other	(3)	(4)
Net changes in working capital items
Accounts receivable, net of allowance	44	(1)
Other receivables	8	(7)
Income taxes receivable	1	(4)
Other assets	5	51
Accounts payable	6	(2)
Accrued liabilities	2	(27)
Income taxes payable	5	(13)
Deferred revenue	(59)	(81)
Net cash provided by (used in) operating activities	(37)	30
Cash flows from investing activities
Acquisition of long-term investments	(1)	(1)
Distribution from long-term investments	35	—
Acquisition of property, plant and equipment	(6)	(5)
Acquisition of intangible assets	(22)	(23)
Acquisition of short-term investments	(695)	(770)
Proceeds on sale or maturity of restricted short-term investments	24	—
Proceeds on sale or maturity of short-term investments	776	851
Net cash provided by investing activities	111	52
Cash flows from financing activities
Issuance of common shares	9	10
Payment of finance lease liability	—	(1)
Repurchase of 3.75% Debentures	—	(610)
Issuance of 1.75% Debentures	—	365
Net cash provided by (used in) financing activities	9	(236)
Effect of foreign exchange gain (loss) on cash, cash equivalents, restricted cash, and restricted cash equivalents	(1)	1
Net increase (decrease) in cash, cash equivalents, restricted cash, and restricted cash equivalents during the period	82	(153)
Cash, cash equivalents, restricted cash, and restricted cash equivalents, beginning of period	218	426
Cash, cash equivalents, restricted cash, and restricted cash equivalents, end of period	$300	$273

As at	November 30, 2021	February 28, 2021
Cash and cash equivalents	$271	$214
Restricted cash equivalents and restricted short-term investments	29	28
Short-term investments	442	525
Long-term investments	30	37
	$772	$804

Reconciliations of the Company’s Segment Results to the Consolidated Results
The following table shows information by operating segment for the three months ended November 30, 2021 and November 30, 2020. The Company reports segment information in accordance with U.S. GAAP Accounting Standards Codification Section 280 based on the “management” approach. The management approach designates the internal reporting used by the Chief Operating Decision Maker for making decisions and assessing performance of the Company’s reportable operating segments.

	For the Three Months Ended (in millions) (unaudited)
	Cybersecurity		IoT		Licensing and Other		Segment Totals
	November 30,		November 30,		November 30,		November 30,
	2021	2020	2021	2020	2021	2020	2021	2020
Segment revenue	$128	$130	$43	$32	$13	$56	$184	$218
Segment cost of sales	52	53	8	6	6	9	66	68
Segment gross margin	$76	$77	$35	$26	$7	$47	$118	$150
Segment gross margin %	59%	59%	81%	81%	54%	84%	64%	69%
The following table reconciles the Company’s segment results for the three months ended November 30, 2021 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2021
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$128	$43	$13	$184	$—	$184
Cost of sales (1)	52	8	6	66	1	67
Gross margin	$76	$35	$7	$118	$(1)	$117
Operating expenses					66	66
Investment income, net					(25)	(25)
Income before income taxes						$76
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2021.
The following table reconciles the Company’s segment results for the three months ended November 30, 2020 to consolidated U.S. GAAP results:

	For the Three Months Ended November 30, 2020
	(in millions) (unaudited)
	Cybersecurity	IoT	Licensing and Other	Segment Totals	Reconciling Items	Consolidated U.S. GAAP
Revenue	$130	$32	$56	$218	$—	$218
Cost of sales (1)	53	6	9	68	1	69
Gross margin	$77	$26	$47	$150	$(1)	$149
Operating expenses					276	276
Investment loss, net					1	1
Loss before income taxes						$(128)
______________________________
(1) See “Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures” for a reconciliation of selected U.S. GAAP-based measures to adjusted measures for the three months ended November 30, 2020.

Reconciliation of Non-GAAP Measures with the Nearest Comparable U.S. GAAP Measures
In the Company’s internal reports, management evaluates the performance of the Company’s business on a non-GAAP basis by excluding the impact of certain items below from the Company’s U.S. GAAP financial results. The Company believes that these non-GAAP measures provide management, as well as readers of the Company’s financial statements, with a consistent basis for comparison across accounting periods and is useful in helping management and readers understand the Company’s operating results and underlying operational trends. In the first quarter of fiscal 2022, the Company discontinued its use of software deferred revenue acquired and software deferred commission acquired adjustments in its non-GAAP financial measures due to the quantitative decline in the adjustments over time. For purposes of comparability, the Company’s non-GAAP financial measures for the three and nine months ended November 30, 2020 have been updated to conform to the current year’s presentation.
Readers are cautioned that adjusted gross margin, adjusted gross margin percentage, adjusted operating expense, adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage, adjusted EBITDA margin percentage, adjusted net income (loss), adjusted income (loss) per share, adjusted research and development expense, adjusted selling, marketing and administrative expense and adjusted amortization expense and similar measures do not have any standardized meaning prescribed by U.S. GAAP and are therefore unlikely to be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in the context of the U.S. GAAP results.
Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the three months ended November 30, 2021 and November 30, 2020
A reconciliation of the most directly comparable U.S. GAAP financial measures for the three months ended November 30, 2021 and November 30, 2020 to adjusted financial measures is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2021	November 30, 2020
Gross margin	$117	$149
Stock compensation expense	1	1
Adjusted gross margin	$118	$150

Gross margin %	63.6%	68.3%
Stock compensation expense	0.5%	0.5%
Adjusted gross margin %	64.1%	68.8%
Reconciliation of operating expense for the three months ended November 30, 2021 and November 30, 2020 to adjusted operating expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2021	November 30, 2020
Operating expense	$66	$276
Stock compensation expense	5	11
Debentures fair value adjustment	(110)	95
Acquired intangibles amortization	29	32
Adjusted operating expense	$142	$138

Reconciliation of U.S. GAAP net income (loss) and U.S. GAAP basic earnings (loss) per share for the three months ended November 30, 2021 and November 30, 2020 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Three Months Ended (in millions, except per share amounts)	November 30, 2021		November 30, 2020
		Basic earnings (loss) per share		Basic earnings (loss) per share
Net income (loss)	$74	$0.13	$(130)	$(0.23)
Stock compensation expense	6		12
Debentures fair value adjustment	(110)		95
Acquired intangibles amortization	29		32
Adjusted net income (loss)	$(1)	$0.00	$9	$0.02
Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the three months ended November 30, 2021 and November 30, 2020 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Three Months Ended (in millions)	November 30, 2021	November 30, 2020
Research and development	$57	$53
Stock compensation expense	2	3
Adjusted research and development	$55	$50

Selling, marketing and administration	$77	$83
Stock compensation expense	3	8
Adjusted selling, marketing and administration	$74	$75

Amortization	$42	$45
Acquired intangibles amortization	29	32
Adjusted amortization	$13	$13

Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the three months ended November 30, 2021 and November 30, 2020 are reflected in the table below.

For the Three Months Ended (in millions)	November 30, 2021	November 30, 2020
Operating income (loss)	$51	$(127)
Non-GAAP adjustments to operating income (loss)
Stock compensation expense	6	12
Debentures fair value adjustment	(110)	95
Acquired intangibles amortization	29	32
Total non-GAAP adjustments to operating income (loss)	(75)	139
Adjusted operating income (loss)	(24)	12
Amortization	45	49
Acquired intangibles amortization	(29)	(32)
Adjusted EBITDA	$(8)	$29

Revenue	$184	$218
Adjusted operating income (loss) margin % (1)	(13%)	6%
Adjusted EBITDA margin % (2)	(4%)	13%
______________________________
(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue

Reconciliation of non-GAAP based measures with most directly comparable U.S. GAAP based measures for the nine months ended November 30, 2021 and November 30, 2020
A reconciliation of the most directly comparable U.S. GAAP financial measures for the nine months ended November 30, 2021 and November 30, 2020 to adjusted financial measures is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2021	November 30, 2020
Gross margin	$343	$491
Stock compensation expense	3	4
Adjusted gross margin	$346	$495

Gross margin %	64.4%	71.9%
Stock compensation expense	0.5%	0.6%
Adjusted gross margin %	64.9%	72.5%

Operating expense	$491	$1,285
Restructuring charges	—	2
Stock compensation expense	22	31
Debentures fair value adjustment	(47)	114
Acquired intangibles amortization	93	97
Goodwill impairment charge	—	594
LLA impairment charge	—	21
Adjusted operating expense	$423	$426
Reconciliation of U.S. GAAP net loss and U.S. GAAP basic loss per share for the nine months ended November 30, 2021 and November 30, 2020 to adjusted net income (loss) and adjusted basic earnings (loss) per share is reflected in the table below:

For the Nine Months Ended (in millions, except per share amounts)	November 30, 2021		November 30, 2020
		Basic loss per share		Basic earnings (loss) per share
Net loss	$(132)	$(0.23)	$(789)	$(1.41)
Restructuring charges	—		2
Stock compensation expense	25		35
Debentures fair value adjustment	(47)		114
Acquired intangibles amortization	93		97
Goodwill impairment charge	—		594
LLA impairment charge	—		21
Adjusted net income (loss)	$(61)	$(0.11)	$74	$0.13

Reconciliation of U.S. GAAP research and development, selling, marketing and administration, and amortization expense for the nine months ended November 30, 2021 and November 30, 2020 to adjusted research and development, selling, marketing and administration, and amortization expense is reflected in the table below:

For the Nine Months Ended (in millions)	November 30, 2021	November 30, 2020
Research and development	$172	$167
Stock compensation expense	6	8
Adjusted research and development	$166	$159

Selling, marketing and administration	$233	$252
Restructuring charges	—	2
Stock compensation expense	16	23
Adjusted selling, marketing and administration	$217	$227

Amortization	$133	$137
Acquired intangibles amortization	93	97
Adjusted amortization	$40	$40
Adjusted operating income (loss), adjusted EBITDA, adjusted operating income (loss) margin percentage and adjusted EBITDA margin percentage for the nine months ended November 30, 2021 and November 30, 2020 are reflected in the table below.

For the Nine Months Ended (in millions)	November 30, 2021	November 30, 2020
Operating loss	$(148)	$(794)
Non-GAAP adjustments to operating loss
Restructuring charges	—	2
Stock compensation expense	25	35
Debentures fair value adjustment	(47)	114
Acquired intangibles amortization	93	97
Goodwill impairment charge	—	594
LLA impairment charge	—	21
Total non-GAAP adjustments to operating loss	71	863
Adjusted operating income (loss)	(77)	69
Amortization	142	149
Acquired intangibles amortization	(93)	(97)
Adjusted EBITDA	$(28)	$121

Revenue	$533	$683
Adjusted operating income (loss) margin % (1)	(14%)	10%
Adjusted EBITDA margin % (2)	(5%)	18%
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(1) Adjusted operating income (loss) margin % is calculated by dividing adjusted operating income (loss) by revenue
(2) Adjusted EBITDA margin % is calculated by dividing adjusted EBITDA by revenue
Key Metrics
The Company regularly monitors a number of financial and operating metrics, including the following key metrics, in order to measure the Company’s current performance and estimate future performance. Readers are cautioned that annual recurring revenue (“ARR”), dollar-based net retention rate (“DBNRR”), and recurring revenue percentage do not have any standardized meaning and are unlikely to be comparable to similarly titled measures reported by other companies.

For the Three Months Ended (in millions)	November 30, 2021
Annual Recurring Revenue
Cybersecurity	$358
IoT	$91
Dollar-Based Net Retention Rate
Cybersecurity	95%
Recurring Software Product Revenue	~ 80%